Spring Break '83 Production,  LLC


                        SUBSCRIPTION AGREEMENT


       1. PURCHASE Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes to purchase member interests ("LLC Units") in the Spring Break '83 Production, LLC (the "LLC") as set forth in the accompanying Spring Break '83
 Production, LLC Prospectus dated                           ...?
,for a
 total purchase price of $
(minimum subscription one
 Unit -- $30,000) representing                               LLC
Units which the
 undersigned hereby tenders to the LLC in the form of a check made payable to SPRING BREAK '83 PRODUCTION, LLC. The undersigned understands that the LLC Units are registered pursuant to the SEC's Regulation SB, and in each state in which such Units are offered and sold. Accordingly, the undersigned makes the following representations for the purposes of inducing the LLC to permit the undersigned to acquire the LLC Units for which the undersigned hereby subscribes. THE UNDERSIGNED ACKNOWLEDGES THAT THE LLC RESERVES THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION IN ITS SOLE DISCRETION, IN WHOLE OR IN PART.

       2. REPRESENTATIONS AND WARRANTIES The undersigned hereby makes the following representations and warranties to the LLC:

       2.1 The undersigned has had a reasonable opportunity to ask questions of and receive answers from the LLC and its Manager.

       2.2 The address set forth herein is the undersigned's true and correct residence.

       2.3 In the event that the undersigned is an individual, the undersigned represents that he or she is over eighteen (18) years of age and is a bona fide citizen or permanent resident of the United States.

       2.4 Investor Suitability Standards:

              California Residents California residents desiring to purchase LLC Units will be required to meet special California investor suitability standards. Such investors' must have not less than $250,000 liquid net worth, ( a net worth exclusive of home, home furnishings and automobile), plus $65,000 gross annual income or $500,000 liquid net worth OR $1,000,000 net worth (inclusive) or $200,000 gross annual income.

       2.5 If the undersigned is more than one person, the obligation of the undersigned and such other persons shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such persons, and ownership of the LLC Units subscribed for by the undersigned shall be set forth as described in this Subscription Agreement.

       2.6 If the undersigned is the trustee of a revocable inter vivos trust the undersigned represents that he/she is the sole and true party in interest and is acquiring the LLC Units for the accounts of a revocable trust of which he/she and/or other members of his/her immediate family are the sole beneficiaries during his/her lifetime or their lifetimes.

       2.7 In the event that the undersigned is a trust, the undersigned: (1) is authorized and otherwise duly qualified to purchase and hold the LLC Units; (2) has its principal place of business at its resident address set forth on the signature page hereof; (3) has not been formed for the specific purpose of acquiring the LLC Units; (4) has submitted and executed all documents required pursuant to the Certificate for Trust and Joint Purchasers and Special Subscription Instructions. The person executing this Subscription Agreement and all other documents related to the offering hereby represents that such person is duly authorized to execute all such documents on behalf of the entity. If the undersigned is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be required by the LLC.

       2.8 If there should be any adverse change in the representations and information set forth herein prior to the LLC's acceptance or rejection of this subscription, the undersigned will immediately notify the LLC of such change.


       2.9 The undersigned realizes that this Subscription
 Agreement does not constitute an offer by the LLC to sell LLC
 Units but is merely a request for information. The undersigned understands that the LLC reserves the right to reject subscriptions in whole or in part.

       2.10 The undersigned represents that the only consideration given for payment for the LLC Units is as set forth in the first paragraph of this Subscription Agreement.

       2.11 The undersigned understands that by completing this Subscription Application and by signing below the undersigned is specifically confirming the selection of Big Sky Motion Pictures, LLC to fill the initial Manager position of the LLC pursuant to the LLC's Operating Agreement.

       2.12 At the request of the LLC, the undersigned will promptly execute such other instruments or documents as may be reasonably required in connection with the purchase of the LLC
Units. The undersigned hereby agrees that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the LLC, shall be binding upon their heirs, executors , administrators, successors and assigns to the undersigned. This Subscription Agreement shall be governed by and construed in accordance with the laws of the state of California.

       None of the above subscriber representations and warranties are intended to imply and may not be construed or interpreted to imply that any prospective investor is waiving of any of such investor's rights under the Federal securities laws.

       3. SUITABILITY REQUIREMENTS--In recommending to a participant (Investor) the purchase, sale or exchange of an interest in a direct participation program such as the LLC's Offering, the Issuer and its upper level management shall:

 (i) have reasonable grounds to believe, on the basis of information obtained from the participant concerning his investment objectives, other investments, financial situation and needs, and any other information known by the Issuer, that:

       a. The participant is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the program;

       b. the participant has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; and

       c. the program is otherwise suitable for the participant;
 and

 (ii) maintain in the files of the Issuer documents disclosing the basis upon which the determination of suitability was reached as to each participant.

       No purchase transactions in the program will be executed unless the Issuer informs the prospective participant (Investor) of al pertinent facts relating to the liquidity and marketability of the program during the term of the investment (see "Risk Factors")


       4. REGISTRATION The undersigned requests the LLC Units be registered as follows:

 Name or Title:

             Individual Ownership

            Corporate Ownership

            Community Property (both spouses must sign)

            Joints Tenants with Rights of Survivorship (each owner must sign)

           Joint Tenants in Common (each owner must sign)

          Trust

           Individual Retirement Account (IRA) or Pension Plan

       5. ACCEPTANCE This subscription is subject to final acceptance by the LLC, to be evidenced by the signature of an officer of the LLC as set forth on the Subscription Agreement
 Signature Page.

       IN WITNESS WHEREOF, the undersigned has executed this
 Subscription this the                 day of
          , 200       .

 PRINT FULL NAME

 By:
             (Signature)




 Street Address                                     Social  Security
                                                             or Tax
ID #


 City/State/Zip                                              FAX #



 Telephone Number                                      E-mail address

 Capital Contribution:

Units:


 PRINT FULL NAME

 By:
                          (Signature)



                                      Street Address


                                   Social Security or  Tax ID #

  City/State/Zip


                                            FAX


                                            #


Telephone Number




                                E-mail  address


 Capital Contribution:

               Units:

PRINT FULL NAME

 By:
             (Signature)

 Street Address                                        Social  Security
                                                             or Tax
ID #

 City/State/Zip                                              FAX #


 Telephone Number                                      E-mail address

 Capital Contribution:

Units:

       NOTE: The address provided above must be the residence address of the Prospective Purchaser, unless the LLC Units are to be held by a custodian. This is necessary to avoid selling LLC Units to an Investor who resides in a state where this offering will not be registered for sale to the public.


 ACCEPTANCE

       The undersigned hereby accepts this subscription for
                            LLC Units of Spring Break '83
Production, LLC, a
 California Limited Liability Company.


 ACCEPTED this the                         day of
    ,
 200              .


 BIG SKY MOTION PICTURES, LLC

 By:
       Signature and Title